February 25, 1997
                     DREYFUS 100% U.S. TREASURY FUNDS
           DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND
                DREYFUS 100% U.S. TREASURY LONG TERM FUND
                       SUPPLEMENT TO THE PROSPECTUS
                            DATED MAY 1, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION IN THE FUND'S PROSPECTUS UNDER THE CAPTION "MANAGEMENT POLICIES."
        U.S Treasury securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to protect investors against inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation goes up, the principal and interest payments on the TIPS also increase, protecting investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.
        In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation rises will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
                                                                  USTF/s022597